UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2024

AEON Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40021	85-3940478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Park Plaza

Suite 1750

Irvine, CA 92614

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 354-6499

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	AEON	NYSE American
Warrants to purchase Class A common stock	AEON WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on March 19, 2024, AEON Biopharma, Inc. (“AEON” or the “Company”) and AEON Biopharma Sub, Inc., a subsidiary of the Company (“AEON Sub”), entered into a subscription agreement (the “Subscription Agreement”) with Daewoong Pharmaceutical Co., LTD. (“Daewoong”) relating to the sale and issuance by the Company of senior secured convertible notes in the principal amount of up to $15.0 million, which are convertible into shares of the Company’s Class A common stock, par value $0.0001 (“Common Stock”), subject to certain conditions and limitations set forth in each convertible note.

Initial Closing

Pursuant to the terms of the Subscription Agreement, on March 24, 2024, AEON issued and sold to Daewoong one senior secured convertible note (the “Convertible Note”) in the principal amount of $5,000,000 (the “Initial Closing”). The Company will use the net proceeds from the Convertible Note to support the late-stage clinical development of its lead product candidate ABP-450 and for general working capital purposes.

The Convertible Note contains customary events of default, accrues interest at an annual rate of 15.79% and has a maturity date of March 24, 2027 (the “Maturity Date”), unless earlier repurchased, converted or redeemed in accordance with its terms prior to such date.

If, prior to the Maturity Date, the Company consummates a bona-fide third-party financing in the form of Common Stock or any securities convertible into, or exchangeable or exercisable for, Common Stock (subject to certain exceptions as described in the Convertible Note), in one or more transactions or a series of related and substantially similar and simultaneous transactions at the same purchase price from third parties unaffiliated with Daewoong and its affiliates, for aggregate gross cash proceeds to the Company of at least $30.0 million (a “Qualified Financing”), then, upon written notice thereof to Daewoong by the Company, on the closing date of such Qualified Financing, the Convertible Note will automatically convert in whole (the “Automatic Conversion”) (subject to any limitations under the rules and regulations of NYSE American), without any further action by Daewoong, into a number of shares equal to: (i) one and three tenths (1.3) multiplied by (ii) the quotient of (a) the principal amount of the Convertible Note and all accrued and unpaid interest to be converted divided by (b) the per share price of the Common Stock sold in the Qualified Financing, provided that such per share price of Common Stock is at least $1.00 per share.

If, prior to the Maturity Date, the Company provides (i) written notice to Daewoong that it has publicly announced topline clinical data regarding its Phase 3 clinical study of ABP-450 for the treatment of chronic or episodic migraine, and such data indicates achievement of all primary endpoints or (ii) a written notice that the Company has consummated a Change of Control (as defined in the Convertible Note), Daewoong will have the right for thirty (30) days following receipt of either such notice, at Daewoong’s option (the “Optional Conversion”), to convert all (but not less than all) of the remaining outstanding portion of the Convertible Note (subject to any limitations under the rules of NYSE American) into an amount of shares of Common Stock equal to: (i) one and three tenths (1.3) multiplied by (ii) the quotient of (a) the principal amount of the Convertible Note and all accrued and unpaid interest to be converted divided by (b) the volume-weighted average trading per share price of Common Stock over the five (5) trading days prior to the Company’s receipt of Daewoong’s written notice of exercise of the Optional Conversion, provided that such per share price of Common Stock is at least $1.00 per share.

If, as of the date of an Automatic Conversion or Optional Conversion, the Company has not obtained the Stockholder Approval, the Company may redeem any remaining portion of the Convertible Note that cannot be converted into Common Stock for cash in an amount equal to 130% of such remaining portion of the Convertible Note (or pay such amount upon maturity of the Convertible Note).

The Convertible Note includes a covenant that restricts the Company and the Guarantor’s ability to issue debt securities senior or pari passu to such Convertible Note without Daewoong’s prior written consent. The Convertible Note also includes a covenant that restricts the Company and the Guarantor’s ability to issue debt securities junior to such Convertible Note except as expressly permitted under that certain Security Agreement, dated March 19, 2024, by and between AEON, AEON Sub and Daewoong.

In connection with the Convertible Note, the Company and the Guarantor have granted a first-priority security interest on substantially all of their respective assets, other than certain permitted liens described in the Convertible Note. Upon the occurrence and continuation of an event of default, Daewoong is entitled to, among other things, foreclose on the assets that are the subject of the security interest.

The description of the Convertible Note is qualified in its entirety by the full text of the Convertible Note, a copy of which is filed herewith as Exhibit 4.1, and which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report under the caption “Initial Closing” is incorporated into this Item 2.03 by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Senior Secured Convertible Note, dated March 24, 2024, by and among AEON Biopharma, Inc., Daewoong Pharmaceutical Co., LTD. and AEON Biopharma Sub, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEON Biopharma, Inc.

Date: March 28, 2024	By:	/s/ Marc Forth
Marc Forth
Chief Executive Officer